Fees Summary	Feb. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,689,805,126.93
Total Fee Amount	2,166,762.09
Total Offset Amount	0.00
Net Fee	$ 2,166,762.09